UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

October 20, 2006

Date of Report (Date of earliest event reported)

HORIZON HEALTH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-13626	75-2293354
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2941 South Lake Vista Drive

Lewisville, Texas 75067

(Address of principal executive offices and zip code)

(972) 420-8200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 20, 2006, the Compensation Committee of the Board of Directors of the Company approved the Horizon Health Corporation Bonus Plans for Executive Officers for the 2007 Fiscal Year. The bonus plans are described in Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01. Exhibits

(c)	Exhibits.

Exhibit No.	Description of Exhibit
10.1	Horizon Health Corporation Bonus Plans for Executive Officers for the 2007 Fiscal Year.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORIZON HEALTH CORPORATION

Date: October 25, 2006	By:	/s/ John E. Pitts
John E. Pitts
Executive Vice President, Finance and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	Horizon Health Corporation Bonus Plans for Executive Officers for the 2007 Fiscal Year.